NUGEN MOBILITY, INC

SUBSCRIPTION AGREEMENT

ARTICLE I
PURCHASE OF SHARES

1.1          Subscription.  The undersigned (the “Subscriber”) hereby subscribes (the “Subscription”) to purchase the number of shares of the common stock, $0.001 par value per share (the “Shares”), of NuGen Mobility, Inc., a Delaware corporation (the “Company”), set forth on the Subscriber’s signature page hereto at a purchase price of $0.15 per share.  This Subscription shall become effective when it has been duly executed by the Subscriber and this Subscription agreement (the “Subscription Agreement”) has been accepted and agreed to by the Company.

1.2          Receipt of Executive Summary Acknowledged.  The Subscriber acknowledges receipt of a copy of the Company’s Private Placement Memorandum dated November 9, 2009 and the related exhibits (the “Summary).

THE SUBSCRIBER ACKNOWLEDGES THAT THE SUBSCRIBER IS ACQUIRING THE SHARES AFTER INVESTIGATION OF THE COMPANY AND ITS PROSPECTS AND THAT NO OFFER OR SOLICITATION HAS BEEN MADE TO THE SUBSCRIBER EXCEPT THROUGH THIS AGREEMENT.  THE SUBSCRIBER FURTHER ACKNOWLEDGES THAT THE SUBSCRIBER IS NOT RELYING UPON ANY REPRESENTATION MADE BY ANY PERSON EXCEPT AS CONTAINED HEREIN.

1.3          Acceptance of Subscription.  It is understood and agreed that this Subscription is made subject to the following conditions:

(a)          The Company shall have the right to accept or reject Subscriptions in any order it shall determine, in whole or in part, for any reason (or for no reason).

(b)          Subscriptions are not binding on the Company until accepted by the Company.  The Company will refuse any Subscription by giving written notice to the Subscriber by personal delivery or first-class mail.  In its sole discretion, the Company may establish a limit on the purchase of Shares by a particular Subscriber.

(c)          If the Company rejects a Subscription or returns Subscription proceeds because the Company has failed to sell the required minimum number of Shares by the Termination Date (as defined and described in the Summary), the Company shall cause all Subscription proceeds to be returned to the Subscriber.  The Subscription will not accrue interest.  The right to receive the return of such Subscription proceeds is not assignable.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1         Restrictions on Transferability; Legend.

(a)           The Subscriber understands that the Shares cannot be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered without the prior written consent of the Company, which may be given or withheld in its sole and absolute discretion, and that no market will exist for the resale of any of the Shares.  In addition, the Subscriber understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities or “blue sky” laws or the laws of any other jurisdiction, and the Subscriber further understands that the Shares are being offered and sold in reliance on exemptions from registration and cannot be resold unless they are so registered or unless an exemption from registration is available. The Subscriber understands that the Company is not required and does not plan to register the Shares.

(b)           Any certificate or other evidence of ownership of the Shares shall bear a legend substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR MEETS THE REQUIREMENTS OF AN EXEMPTION THEREFROM, THE AVAILABILITY OF WHICH IS CONFIRMED IN AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY.

2.2         Representations and Warranties by the Subscriber.  The Subscriber represents and warrants to the Company that:

(a)           The Subscriber is acquiring the Shares for the Subscriber’s own account, as principal, for investment purposes only and not with any intention to resell, distribute or otherwise dispose of or fractionalize the Shares, in whole or in part.

(b)           The Subscriber has been furnished, has carefully read, and has relied solely (except for information obtained pursuant to paragraph (c) below), on the information contained in the Private Placement Memorandum and in this Subscription Agreement and the Subscriber has not received any other offering literature or prospectus and no representations or warranties have been made to the Subscriber by the Company, other than the representations set forth in this Agreement.

(c)           The Subscriber has had an unrestricted opportunity to: (i) obtain additional information concerning the offering of Shares pursuant to the Private Placement Memorandum (the “Offering”), the Company, and any other matters relating directly or indirectly to the Subscriber’s purchase of the Shares; and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the Private Placement Memorandum. In addition to the foregoing, the Subscriber acknowledges that the Subscriber has conducted, or been afforded the opportunity to conduct, an investigation of the Company and has been offered the opportunity to ask representatives of the Company questions about the Company’s financial condition and business and that the Subscriber has obtained such publicly available information as the Subscriber has requested, to the extent the Subscriber has deemed necessary, to permit the Subscriber to fully evaluate the merits and risks of an investment in the Company.

(d)           The Subscriber is capable of evaluating the merits and risks of investing in the Company, and all information that the Subscriber has provided concerning the Subscriber, the Subscriber’s financial position and knowledge of financial and business matters is true, correct and complete. The Subscriber further acknowledges and understands that the Company will rely on the information provided by the Subscriber in this Agreement for purposes of complying with Federal and applicable state securities laws.

(e)           The Subscriber represents that the Subscriber is an “Accredited Investor” as such term is defined in Rule 501(a)(1-8) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(f)           Except for Martinez-Ayme Securities, the Subscriber has not dealt with a broker in connection with the purchase of the Shares and agrees to indemnify and hold the Company harmless from any claims for brokerage or fees in connection with the transactions contemplated herein.

(g)           The Subscriber has a pre-existing personal or business relationship with the Company, one of the Company’s officers, or one of the Company’s affiliates.  The Subscriber is not subscribing for the Shares because of or following any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation by a person other than an authorized representative of the Company.

(h)           The Subscriber is not relying on the Company with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Shares. The Subscriber has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of a Share, the Subscriber’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

(i)           The Subscriber understands that he is purchasing the Shares in the Company without being furnished any offering literature other than the Private Placement Memorandum, which may not contain all information that might be material to the Subscriber’s investment decision and which information cannot be relied on by the Subscriber as the only representations being made by the Company in connection with the Offering are those contained in this Agreement.

(j)           If the Subscriber is a corporation, partnership, trust or other entity: (i) it is authorized and qualified to make an investment in the Company; (ii) the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so; and (iii) such entity was not organized or reorganized for the specific purpose of acquiring the Shares.

(k)           The Subscriber acknowledges and is aware of the following:

 (i)           that no federal or state agency has made any finding or determination as to the fairness of offering of Shares for investment or any recommendation or endorsement of the Shares;

 (ii)          that none of the following has ever been represented, guaranteed, or warranted to the Subscriber by the Company or its agents, or employees or by any other person, expressly or by implication:

(1)           the approximate or exact length of time that the Subscriber will be required to remain as an owner of the Shares;

(2)           that the prior performance of the Company or any of its  affiliates, their respective officers or directors, or their respective associates, agents or employees, will in any way indicate the predictable results of the ownership of the Shares or of the Company, or

(3)           that Subscriptions will be accepted in the order in which they are received; and

(iii)         that the Company shall incur certain costs and expenses and undertake other actions in reliance upon the irrevocability of the Subscription for the Shares made hereunder.

(l)           The Subscriber understands the various risks of an investment in the Company and has carefully reviewed the various risks summarized under “RISK FACTORS” in the Private Placement Memorandum. The Subscriber understands that such risk factors are not exclusive of the risks inherent with an investment in the Company.

(m)          The Subscriber is willing and able to bear the economic risks of an investment in the Company for an indefinite period of time.

(n)           The Subscriber maintains the Subscriber’s domicile, and is not merely a transient or temporary resident, at the address shown on the signature page of this Subscription Agreement

(o)           The Subscriber acknowledges that nothing hereunder shall preclude the Company from seeking and/or procuring additional equity and/or debt financing.  The Subscriber acknowledges that the Company may offer additional securities for sale to third parties on similar or different terms, and that such sales will dilute the Subscriber’s interest in the Company unless the Subscriber makes an additional investment in the Company.

(p)           The Subscriber has received all documents, records, books and other information pertaining to the Subscriber’s investment in the Company that has been requested by the Subscriber.

(q)           The Subscriber understands that the price of the Shares offered hereby was determined by the Company without reference to the assets or book value of the Company.

2.3         Company’s Representations and Warranties.  The Company represents and warrants to the Subscriber as follows:

(a)          Organization of the Company.  The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware.

(b)          Authority.   (a)  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c)          Exemption from Registration; Valid Issuances.  The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company. The Shares shall not subject the Subscriber to personal liability by reason of the ownership thereof.

(d)          No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Securities Act.

ARTICLE III
MISCELLANEOUS

3.1          Indemnity.  The Subscriber agrees to indemnify and hold harmless the Company, and each other person, if any, who controls any such entity within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damages and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any breach or failure by the Subscriber to comply with any representation, warranty, covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this Subscription Agreement.

3.2          Survival of Representations and Warranties.  The representations and warranties of the Subscriber shall survive the closing and shall be fully enforceable at law or in equity against the Subscriber and the Subscriber’s heirs and personal representatives.

3.3          Revocation.    The Subscriber acknowledges and agrees that this Subscription for Shares is irrevocable, and that such Subscription shall survive the death or disability of the Subscriber.

3.4          Addresses and Notices.  The address of each party for all purposes shall be the address set forth on the signature pages annexed hereto, or such other address of which the other parties have received written notice. Any notice, demand or request required or permitted to be given or made hereunder shall be in writing and shall be deemed given or made when delivered in person or three business days after being sent to such party at such address by registered or certified mail, return receipt requested.

3.5          Titles and Captions.  All Article and Section titles or captions in this Subscription Agreement are for convenience only. They shall not be deemed part of this Subscription Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

3.6          Assignability.  This Subscription Agreement is not transferable or assignable.

3.7          Pronouns and Plurals.  Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

3.8          Further Action.  The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Subscription Agreement. Each party shall bear its own expenses in connection therewith.

3.9          Applicable Law.  This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to Delaware conflict of law rules.

3.10        Binding Effect.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

3.11        Integration.  This Subscription Agreement, together with the confidentiality agreement between the Company and the Subscriber, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto. No covenant, representation or condition not expressed in this Subscription Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

3.12        Amendment.  This Subscription Agreement may be modified or amended only with the written approval of all parties hereto.

3.13        Creditors.  None of the provisions of this Subscription Agreement shall be for the benefit of or enforceable by creditors of any party.

3.14        Waiver.  No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Subscription Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, agreement, term or condition.

3.15        Rights and Remedies.  The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Subscription Agreement shall not preclude the implementation of any other provision.

3.16        Counterparts.  This Subscription Agreement may be executed in counterparts and by facsimile, all of which taken together shall constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the original or the same counterpart.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE FOR INDIVIDUALS

IN WITNESS WHEREOF, the Subscriber has caused this Agreement to be executed as of the ____ day of ___________________, 2009.

Number of Shares Subscribed for: ______

Purchase Price @ $0.15 per Share: $__________

(Signature of Subscriber)	(Signature of Spouse or Joint Owner, If Any)

(Print Name of Subscriber)	(Print Name of Spouse or Joint Owner, If Any)

(Address)	(Address)

( )	( )
(Telephone Number)	(Telephone Number)

(Social Security Number)	(Social Security Number)

(Date)	(Date)

Note:  If two purchasers are signing, please check the manner in which ownership is to be legally held (the indicated manner shall be construed as if written out in full accordance with applicable laws or regulations):

______	JT TEN: As joint tenants with right of survivorship and not as tenants in common.

______	TEN COM: As tenants in common.

______	TEN ENT: As tenants by the entireties.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE FOR CORPORATIONS, TRUSTS, COMPANYS OR RETIREMENT PLANS

IN WITNESS WHEREOF, the Subscriber has caused this Agreement to be executed as of the ____ day of ___________________, 2009.

Number of Shares Subscribed for:

Purchase Price @ $0.15 per Share  $

(Print Name of Subscriber)

By:
(Signature of Authorized Person)

(Print Name of Authorized Person)

(Title of Authorized Person)

(Address)

(Telephone Number)

(Federal Employer Identification Number
or Other Tax Identification Number)

APPROVED AND ACCEPTED in accordance with the terms of this Subscription Agreement on this ____ day of _________________, 2009.

NuGen Mobility, Inc.

By: